[GRAPHIC                                                           [GRAPHIC
 OMITTED]                                                           OMMITTED]
NUMBER                                                             SHARES

              Incorporated under the Laws of the State of Maryland




                                                        SEE REVERSE SIDE FOR
                                                        CERTAIN DEFINITIONS

                                                        CUSIP 825249 10 5

THIS IS TO CERTIFY THAT                                    is the owner of
                          SHORT TERM INCOMR FUND, INC.
                      MONEY MARKET PORTFOLIO COMMON STOCK


     fully paid and non-assessable shares of Money Market Portfolio Common Stock, par value $.001 per share, of

SHORT TERM INCOME FUND, INC.

(herein called the "Corporation") transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. The holder hereof by accepting this certificate properly endorsed. The holder hereof by accepting this certificate expressly assents to and is bound by the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation in the State of Maryland.

     THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REDEEMED BY THE CORPORATION UPON REQUEST OF THE STOCKHOLDER AS PROVIDED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION. IN ADDITION, THE ARTICLES OF INCORPORATION PROVIDE THAT THE CORPORATION, AT ITS OPTION, MAY REDEEM SHARES OF ITS STOCK UNDER CERTAIN OTHER CIRCUMSTANCES. THE CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, MONEY MARKET PORTFOLIO COMMON STOCK AND U.S. GOVERNMENT PORTFOLIO COMMON STOCK. A FULL STATEMENT OF THE DESIGNATION AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITI9ONS OF REDEMPTION OF THE STOCK OF EACH CLASS MAY BE OBTAINED FROM THE CORPORATION BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           Dated:


Short Term Income Fund, Inc.
Corporate
Seal
1979
Maryland

                /s/ Bernadette N. Finn                 /s/ Stephen L. Wald
                    Secretary                               President

COUNTERSIGNED:

BY:     THE BANK OF NEW YORK

                              TRANSFER AGENT
                            AUTHORIZED SIGNER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accofding to applicable laws or regulations:

TEN COM        - as tenants in common

TEN ENT        - as tenants by the entireties

UNIF GIFT MIN ACT - __________________Custodian_________, under Uniform Gifts to Minors Act_________________________
                                       (State)

Additional abbreviations may also be used though not in the above list.










For Value REceived, _______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                             ]_________________________________________________

_____________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated________________19__________

In presence of

____________________________________________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

[GRAPHIC                                                           [GRAPHIC
 OMITTED]                                                           OMMITTED]
NUMBER                                                             SHARES

              Incorporated under the Laws of the State of Maryland




                                                        SEE REVERSE SIDE FOR
                                                        CERTAIN DEFINITIONS

                                                        CUSIP 825249 20 4

THIS IS TO CERTIFY THAT                                    is the owner of
                          SHORT TERM INCOMR FUND, INC.
                     U.S. GOVERNMENT PORTFOLIO COMMON STOCK


     fully paid and non-assessable shares of U.S. Government Portfolio Common Stock, par value $.001 per share, of

SHORT TERM INCOME FUND, INC.

(herein called the "Corporation") transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. The holder hereof by accepting this certificate properly endorsed. The holder hereof by accepting this certificate expressly assents to and is bound by the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation in the State of Maryland.

     THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REDEEMED BY THE CORPORATION UPON REQUEST OF THE STOCKHOLDER AS PROVIDED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION. IN ADDITION, THE ARTICLES OF INCORPORATION PROVIDE THAT THE CORPORATION, AT ITS OPTION, MAY REDEEM SHARES OF ITS STOCK UNDER CERTAIN OTHER CIRCUMSTANCES. THE CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, MONEY MARKET PORTFOLIO COMMON STOCK AND U.S. GOVERNMENT PORTFOLIO COMMON STOCK. A FULL STATEMENT OF THE DESIGNATION AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITI9ONS OF REDEMPTION OF THE STOCK OF EACH CLASS MAY BE OBTAINED FROM THE CORPORATION BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           Dated:


Short Term Income Fund, Inc.
Corporate
Seal
1979
Maryland

                /s/ Bernadette N. Finn                 /s/ Stephen L. Wald
                    Secretary                               President

COUNTERSIGNED:

BY:     THE BANK OF NEW YORK

                              TRANSFER AGENT
                            AUTHORIZED SIGNER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accofding to applicable laws or regulations:

TEN COM        - as tenants in common

TEN ENT        - as tenants by the entireties

UNIF GIFT MIN ACT - __________________Custodian_________, under Uniform Gifts to Minors Act_________________________
                                       (State)

Additional abbreviations may also be used though not in the above list.










For Value REceived, _______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                             ]_________________________________________________

_____________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated________________19__________

In presence of

____________________________________________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.